THUNDER MOUNTAIN GOLD, INC.

11770 W. President Dr., Ste. F, Boise Idaho 83713

Eric@Thundermountaingold.com

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF UNITS RELYING UPON ONE OR MORE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE FEDERAL SECURITIES LAWS. NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AND THE CONSENT OF THE COMPANY. ACCORDINGLY, YOU MUST KEEP THIS AGREEMENT CONFIDENTIAL AND MAY NOT MAKE OR PROVIDE A COPY OF THIS AGREEMENT OR ANY RELATED DOCUMENTS TO ANYONE OTHER THAN YOUR OWN COUNSEL, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS AS TO TAX, ACCOUNTING AND OTHER RELATED MATTERS CONCERNING YOUR INVESTMENT IN THIS OFFERING AND ITS SUITABILITY FOR YOU.

THE COMPANY HAS THE RIGHT TO ACCEPT OR REJECT THIS SUBSCRIPTION, IN WHOLE OR IN PART, FOR ANY REASON AND AT ANY TIME PRIOR TO THE CLOSING DATE OF THIS OFFERING, NOTWITHSTANDING PRIOR RECEIPT BY THE SUBSCRIBER OF NOTICE OF ACCEPTANCE OF SUBSCRIPTION.

SUBSCRIPTION AGREEMENT

FOR UNITS OF

THUNDER MOUNTAIN GOLD, INC.

1. Share Subscription: The undersigned "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933                                                                                           _______________________________________________________________("Subscriber"), a resident of __________________________________________, hereby subscribes for the purchase of (__________) Units (the "Units") at $0.12 per Unit of THUNDER MOUNTAIN GOLD, INC., a Nevada corporation (the "Company"), in consideration of the sum of $___________________________ dollars (the "Subscription Price") and submits the total Subscription Price with this subscription agreement.

Each Unit consists of one (1) share of common stock (the "Shares") and one-half (1/2) stock purchase warrant (the "Warrant(s)"). Two Half Warrants will entitle the holder to purchase one additional share of common stock of the Issuer for a two (2) year period following closing, at a price of $0.18 per share at any time until the two year anniversary of the closing.

This subscription is subject to the following terms and conditions:

a. Tender of Subscription Price:  Subscriber tenders to the Company (i) the Subscription Price either by a check payable to the order of  "THUNDER MOUNTAIN GOLD, INC." or a wire transfer to an account maintained by THUNDER MOUNTAIN GOLD, INC., pursuant to written instructions provided to Subscriber by the Company; and (ii) executed copies of this Subscription Agreement delivered to the Company at 11770 W. President Dr. Ste. F, Boise Idaho 83713, Attention: Eric T. Jones, or via email to: eric@thundermountaingold.com.

b. Closing: The Closing may take place on a rolling basis at any time after receipt by the Company of the consideration agreed to herein and receipt and acceptance of this Subscription Agreement for the Units (the "Closing"). The Units subscribed for herein, and the underlying Shares and Warrants, will not be deemed issued, granted, or owned by the Subscriber until the Subscription Agreement has been executed by the Subscriber and countersigned by the Company and all payments required to be made herein have been delivered and accepted by the Company.

c. Issuance of Securities: After the Closing, the Company will deliver the Units' underlying Shares and Warrants within thirty days to the Subscriber, with the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT"), AS AMENDED, OR ANY OTHER APPLICABLE FEDERAL OR STATE SECURITIES ACTS; AND IS A RESTRICTED SECURITY AS DEFINED BY RULE 144 OF THE ACT. THE SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT TO THE SECURITIES SHALL BE EFFECTIVE UNDER THE ACT OR ANY OTHER FEDERAL OR STATE SECURITIES ACTS OR AN EXEMPTION FROM REGISTRATION REQUIREMENTS UNDER THE ACT IS EFFECTIVE, AND, (2) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL FOR THE COMPANY THAT NO VIOLATIONS OF ANY SECURITIES ACTS WILL BE INVOLVED IN ANY TRANSFER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AN AGREEMENT BETWEEN THE SUBSCRIBER THEREOF AND THUNDER MOUNTAIN GOLD, INC. AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED AT ANY TIME WITHOUT THE PRIOR WRITTEN CONSENT OF THUNDER MOUNTAIN GOLD, INC."

d. The Units are being sold pursuant to the exemption from registration provided for in Rule 506(b) of Regulation D of the Securities Act of 1933, as amended, and Regulation S for Subscriber(s) who are domiciled outside of the United States (see the Regulation S Addendum to the Subscription Agreement, attached hereto and incorporated by reference).

2. Representations and Warranties of the Subscriber. The Subscriber hereby represents and warrants to and covenants with the Company, as well as the director(s) and officers of the Company, as follows:

a. General:

i. The subscriber understands that the Units and the underlying Shares and Warrants have not been approved or disapproved by the United States Securities and Exchange Commission (the "SEC"), any state securities agencies, or any foreign securities agency.

ii. The Subscriber is not an underwriter and acquired the Units and underlying Shares and Warrants solely for investment for his/her own account and not with a view to, or for, resale in connection with any distribution of securities within the meaning of the federal securities acts, the Idaho Uniform Securities Act, or any other applicable state securities acts.

iii. The Subscriber understands the speculative nature and risks of investments associated with the Company and confirms that the Units and underlying Shares and Warrants would be suitable and consistent with his/her investment program and that his/her financial position enables Subscriber to bear the risks of this investment; and that the Company's common stock is thinly traded on the TSX-V in Canada and the over-the-counter market in the U.S. on the OTCQB of OTC Markets.

iv. The Subscriber understands that the Company faces inherent risks and hazards commonly faced in the exploration and development of mining properties that may adversely impact the Company's growth strategy, including but not limited to competition from other more mature and better-financed mining companies; the Company is underfinanced to develop properties; a substantial or extended decline in metals prices would have a material adverse effect on the Company; the Company's accounting and other estimates may be imprecise; the Company's development of new orebodies and other capital costs may cost more and provide less return than we estimated; the Company's mineralization estimates may be imprecise; and the Company is subject to other risks set forth in the Form 10-K for the year ended December 31, 2023.

v. The Subscriber has reviewed the Company's Form 10-K/A for the year ended December 31, 2024, the Company's Form 10-Q for the quarter ended September 30, 2024, and subsequent SEC filings, all of which are filed electronically on EDGAR at http://www.sec.gov and which are incorporated herein by reference. Subscriber acknowledges that information about the Company can be found on the SEC's website (SEC.gov) by searching the Company's name under the Company Filings Search, or by entering the Company's CIK# 0000711034. Further information can be found on the Company's website at https://www.thundermountaingold.com.

vi. The Subscriber has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been offered access to: (1) All material books, records, documents, correspondence, and financial statements of the Company; (2) all material contracts and documents relating to the proposed transaction; (3) all reports filed with the Securities and Exchange Commission; and, (4) an opportunity to question the appropriate executive officers of the Company.

vii. The Subscriber acknowledges that the Subscriber is acquiring Units after investigation of the Company and its prospects and that no offer or solicitation has been made to Subscriber except through this Subscription Agreement. Subscriber further acknowledges that subscriber is not relying upon any representation made by any person except as contained in the Company's SEC filings.

viii. The Subscriber acknowledges the Units and underlying Shares and Warrants subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Company and the prior opinion of counsel for the Company that such disposition will not violate federal and/or state securities acts.

ix. The Subscriber acknowledges that the Company is under no obligation to register or seek an exemption under any federal and/or state securities acts for any Units or underlying Shares or Warrants, or to cause or permit such securities to be transferred in the absence of any such registration or exemption, and that Subscriber herein must hold such Units and underlying Shares and Warrants indefinitely unless such Shares or Warrants are subsequently registered under federal and/or state securities acts or an exemption from registration is available.

x. At the time of subscription, the Subscriber reviewed the economic consequences of the purchase of the Units with his/her attorney and/or other financial advisor, was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company. The Company has not provided Subscriber with (nor has Subscriber relied on) any representations, statements, or warranties as to the Units and underlying Shares and Warrants.

xi. The Subscriber had the opportunity to ask questions of the Company and receive additional information from the Company to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to evaluate the merits and risks of an investment in the Company, provided that nothing herein shall be deemed to be an acknowledgment of the accuracy or completeness of such responses.

xii. The Subscriber confirms that he/she is able (i) to bear the economic risk of the investment, (ii) to hold the Units and underlying Shares and Warrants for an indefinite period of time, and (iii) to afford a complete loss of their investment; and represents that he/she has adequate means of providing for its current needs and possible personal contingencies and that he/she has no need for liquidity in this investment; (iv) this investment is suitable for Subscriber based upon its investment holdings and financial situation and needs, and this investment does not exceed ten percent of Subscriber's net worth; (v) Subscriber has by reason of his/her business or financial experience could be reasonably assumed to have the capacity to protect his/her own interests in connection with this transaction.

xiii. The Subscriber has satisfied the suitability standards imposed by his or her place of residence and has a pre-existing business relationship with the Company.

xiv. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment.  Further, Subscriber represents and warrants that the Subscriber is able to evaluate and interpret the information furnished to him by the Company and is capable of reading and interpreting financial statements.

xv. The Subscriber warrants and represents that the Subscriber is a "sophisticated investor" as that term is defined in United States court decisions and the rules, regulations and decisions of the United States Securities and Exchange Commission.

xvi. Further, the Subscriber warrants and represents that he is an "accredited investor" as that term is defined in Reg. 501 the Securities Act of 1933, as amended.

xvii. The Subscriber acknowledges that if the Subscriber is a resident of the State of Florida, the Subscriber has the privilege of declaring this transaction null and void provided the Subscriber communicates such intention to the Company in writing within three (3) days of the tender of the Subscriber's consideration.

xviii The Subscriber acknowledges there is not a Private Placement Memorandum associated with this transaction and has sufficient information to make this investment decision.

xix. The Subscriber acknowledges that this private placement is for speculative securities and involves a high degree of risk. Offers and sales of the Units will only be made to Accredited Investors and should be purchased only by persons who can afford to lose their entire investment.  No warranties are given as to past, present, or future profitability and/or viability of any business operations.  The Company has no established source of revenue and is dependent on its ability to raise capital from shareholders or other sources to sustain operations.

xx. The Subscriber has all requisite authority to enter into this Subscription Agreement and to perform all the obligations required to be performed by the Subscriber hereunder.

xxi. The Subscriber realizes that there is no public market for the Units or Warrants and the underlying Shares cannot readily be sold as there is a thinly traded public market for the Company's common stock, that it may not be possible to sell or dispose of the Units and underlying Shares and Warrants and therefore the Units must not be purchased unless the Subscriber has liquid assets sufficient to assure that such purchase will cause no undue financial difficulties and the Subscriber can provide for current needs and possible personal contingencies.

xxii. The Subscriber is not relying on the Company or its officers with respect to any legal, investment, or tax considerations involved in the purchase, ownership, and disposition of the Units, and their underlying Shares or Warrants. Subscriber has relied solely upon the advice of, or has consulted with, in regard to the legal, investment and tax considerations involved in the purchase, ownership and disposition of the Units (including but not limited to the underlying Shares and Warrants), Subscriber's legal counsel, business and/or investment adviser, accountant and tax adviser.

xxiii. The statements made by the Subscriber in this Subscription Agreement are true and correct and are confirmed hereby, and the Company shall be entitled to rely thereon.

xxiv. The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Units.

xxv. The Subscriber is the sole party acquiring Units and is not acquiring the Units as an agent or otherwise for any other person. The Subscriber is a resident of the state set forth opposite its name on the signature page hereto and (a) if a company, partnership, trust, or other form of business organization, it has its principal office within such state; (b) if an individual, he or she has his or her principal residence in such state; and (c) if a company, partnership, trust or other form of business organization which was organized for the specific purpose of acquiring the Units, all of the beneficial owners are residents of such state.

xxvi. The Subscriber agrees to furnish any additional information requested to assure compliance with applicable federal and state securities laws in connection with the purchase and sale of the Units.

xxvii. The Subscriber understands that the Company will not register as an investment company under the Investment Company Act, by reason of the provisions of Section 3(c)(1) thereof, which excludes from the definition of an investment company any issuer which has not made and does not presently propose to make a public offering of its securities and whose outstanding securities (other than short-term paper) are beneficially owned by not more than 100 persons.

xxviii. If the Subscriber is, or is acting on behalf of, a Keogh or corporate pension or profit-sharing plan, or an individual retirement account, the undersigned represents and warrants to the Company that to the best of the undersigned's knowledge the undersigned's interest in the Company will not result in a prohibited transaction as defined in Section 406 of ERISA or Section 4975 of the Code.

xxix. If the Subscriber is, or is acting on behalf of, an employee benefit plan as defined in ERISA ("Plan"), the undersigned fiduciary or Plan represents and warrants to the Company that:

1. The Plan's commitment to purchase Rule 506 of Regulation D/Rule 4(6) does not, in the aggregate, constitute more than 10% of the fair market value of the Plan's assets;

2. The undersigned fiduciary or Plan has considered the following with respect to the Plan's investment in Common Stock and has determined that, in view of such considerations, the purchase of Common Stock is consistent with the undersigned fiduciary's or Plan's fiduciary responsibilities under ERISA:

(A) the role such investment or investment course of action plays in that portion of the Plan's portfolio that the undersigned fiduciary or Plan manages;

(B) whether the investment or investment course of action is reasonably designed as part of that portion of the portfolio managed by the undersigned fiduciary or Plan to further the purposes of the Plan, taking into account both the risk of loss and the opportunity for gain that could result therefrom;

(C) the composition of that portion of the portfolio that the undersigned fiduciary or Plan manages with regard to diversification;

(D) the liquidity and current rate of return of that portion of the  portfolio managed by the undersigned fiduciary or Plan relative to the anticipated cash flow requirements of the Plan; and

(E) the projected return of that portion of the portfolio managed by the undersigned fiduciary or Plan relative to the funding objectives of the Plan.

b. Status of the Subscriber:

The Subscriber represents that the Subscriber is an "Accredited Investor" (initial each category of "Accredited Investor" below which is applicable to the Subscriber):

(___) (A) a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his/her purchase exceeds $1,000,000 [Per Securities Act Rules 215 and 501 (a) (5), the value of the person's primary residence must be excluded. Indebtedness secured by the primary residence up to its fair market value at the time of purchase of the Units shall not be included as a liability, except that if the amount of such indebtedness outstanding at the time of the sale of Units exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability. Indebtedness that is secured by the person's primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability].

(___)  (B) a natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

(___)  (C) a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5) (A) of the Securities, whether acting in its individual or fiduciary capacity; broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance partnership as defined in Section 2(13) of the Securities; an investment company registered under the Investment Company Act of 1940 (the "1940 Act") or business development company as defined in Section 2(a) (48) of the 1940 Act; a Small Business Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 ("ERISA"), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which fiduciary is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors (as listed in categories (A) - (G)).

(___)  (D)  a private business development company as defined in Section 202(a) (22) of the Investment Advisers Act of 1940.

(___)  (E) an organization described in Section 501(c)(3) of the Internal Revenue Code, a company, Massachusetts or similar business trust, or a partnership, with total assets in excess of $5,000,000, and which was not formed for the specific purpose of acquiring the Units.

(___)  (F) a director, executive officer, or general partner of the issuer of the securities being offered or sold, or a director, executive officer, or general partner of a general partner of that issuer.

(___)  (G) a trust with total assets in excess of $5,000,000 not formed for the specific purposes of acquiring the Units whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Units.

(___)  (H) an entity in which all of the equity owners are Accredited Investors (as listed in categories (A) - (G) or is an Accredited Investor defined by Regulation D).

3. Arbitration: This Subscription for Units, and any derivative security shall be governed by, and construed in accordance with the internal laws of Idaho (without reference to its rules governing the choice or conflict of laws that would cause the laws of any other jurisdiction to be applied), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Idaho with respect to the enforcement of any arbitration decision related to this Subscription Agreement. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between the Subscriber and the Company (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, attorneys, agents, or promoters of the Company), on behalf of the undersigned, or this Subscription Agreement, or the breach thereof, including, but not limited to any claims of violations of federal and/or state securities acts, banking statutes, consumer protection statutes, federal and/or state anti-Racketeering (e.g. RICO) claims as well as any claims relating or deriving from securities laws and any state law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Idaho law. The Purchaser waives any right to punitive damage claims.  In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall then select a third arbitrator, which shall constitute the three-person arbitration board.  The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of the appointment of the final arbitrator, shall be binding upon the parties. The venue for any arbitration shall lie in Boise, Idaho.

4. Survival and Indemnification: All representations, warranties and covenants contained in this Subscription Agreement and the indemnification contained in this Article III shall survive (i) the acceptance of the Subscription Agreement by the Company (ii) changes in the transactions, documents and instruments described in the Company's filings which are not material or which are to the benefit of the Subscriber, and (iii) the death or disability of the Subscriber. Subscriber acknowledges that he/she understands the meaning and legal consequences of the representations and warranties contained herein, and it hereby agrees to indemnify and hold harmless the Company and any other person or entity relying upon such information thereof from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty, or acknowledgment of Subscriber contained in this Subscription Agreement.

5. Miscellaneous: This Agreement may not be assigned by Subscriber. This Agreement constitutes the entire agreement of the Subscriber and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written and may be amended or modified only by a writing signed by the party or parties to be charged with such amendment or modification. The representations, warranties, covenants, and agreements of the parties hereto shall survive the Closing. All of the terms, provisions and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, and legal representatives. In the event any provision of this Subscription Agreement, or any part thereof, shall be determined by any court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions hereunder, or parts thereof, shall remain in full force and effect, and shall in no way be affected, impaired, or invalidated thereby. No failure by any party to insist upon the strict performance of any covenant, agreement, term, or condition of this Subscription Agreement, or to exercise any right or remedy available upon a breach thereof, shall constitute a waiver of any such breach or of any other covenant, agreement, term or condition.

This Subscription Agreement may be executed in multiple counterparts and in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute and be deemed to be one and the same instrument, and each of which shall be considered and deemed an original for all purposes. This Subscription Agreement shall be effective with the facsimile or email signature of any of the parties set forth below and the facsimile or email signature shall be deemed as an original signature for all purposes, and the Subscription Agreement shall be deemed as an original for all purposes.

6. Notices: All notes or other communications hereunder (except payment) shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, or by Express Mail Service or similar courier, addressed as follows:

To the Subscriber: At the address designated on the signature page of this Subscription Agreement

To the Company:  111770 W. President Dr., Ste. F

 Boise, Idaho 83713

 Attention: Eric T. Jones, President

7. Disclosure Required Under State Law: The offering and sale of the Units, and derivative securities herein, is intended to be exempt from registration under the securities laws of certain states. Subscribers who reside or purchase the Securities may be required to make additional disclosures by the securities laws of various states and agrees to provide such additional disclosures as requested by the Company upon written request. Subscriber understands and agrees that certain legends required by the laws of the State of California, or other states may be placed on certificates representing the Securities.  The Company may also be required to meet other requirements for offerings under applicable state "blue sky" laws.

SUBSCRIBER HEREBY DECLARES AND AFFIRMS THAT HE/SHE HAS READ THE WITHIN AND FOREGOING SUBSCRIPTION AGREEMENT, IS FAMILIAR WITH THE CONTENTS THEREOF AND AGREES TO ABIDE BY THE TERMS AND CONDITIONS THEREIN SET FORTH, AND KNOWS THE STATEMENTS THEREIN TO BE TRUE AND CORRECT.

[SIGNATURE PAGES TO THE SUBSCRIPTION AGREEMENT FOLLOW]

 IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement on this

_____ day of ___________, 2025.

TYPE OF OWNERSHIP (CHECK ONE)

___INDIVIDUAL OWNERSHIP (one signature required)

___TRUST (Please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization.)

___PARTNERSHIP (Please include a copy of the Partnership or Partnership Agreement authorizing signature.)
____ COMMUNITY PROPERTY (one signature if Units are held in one name, i.e. managing spouse; two signatures required if Units are held in both names.)

___CORPORATION (Please include certified corporation resolution authorizing signature.)

EXECUTION

Please execute this Subscription Agreement by completing the appropriate section below:

1. If the subscriber is an INDIVIDUAL, complete the following:

___________________________________

Signature of Investor

___________________________________

Signature of Spouse or Co-Owner if funds
are to be invested as joint tenants by the
entirety or community property

Name (Please type or print):

___________________________________
___________________________________

Address:____________________________
___________________________________

Phone Number ______________________

Email: ______________________________

ACCEPTED by the Company this _____ day of ______________, 2025.

Thunder Mountain Gold, Inc.

By: __________________________

      Eric T. Jones, President

2. If the subscriber is a CORPORATION, complete the following:

 The undersigned hereby represents, warrants and covenants that the undersigned has been duly authorized by all requisite action on the part of the corporation listed below (the "Subscribing Corporation") to acquire the Units and, further, that the Subscribing Corporation has all requisite authority to acquire the Units.

 If the subscriber is a corporation, the officer signing below represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Subscribing Corporation and that he has authority under the Articles of Incorporation, bylaws, and resolutions of the Board of Directors of such Subscribing Corporation to execute this Subscription Agreement. Such officer encloses a true copy of the Articles of Incorporation, the bylaws and, as necessary, the resolutions of the Board of Directors authorizing a purchase of the investment herein, in each case as amended to date.

___________________________________
Name of Subscribing Corporation
(Please type or print)

By: ________________________________
Name:______________________________
Title:_______________________________

Address:____________________________
___________________________________

Phone Number ______________________

Email: ______________________________

ACCEPTED by the Company this _____ day of ______________, 2025.

Thunder Mountain Gold, Inc.

By: __________________________

      Eric T. Jones, President

3. If the subscriber is a PARTNERSHIP, complete the following:

 The undersigned hereby represents warrants and covenants that the undersigned is a general partner of the partnership named below (the "Investor"), has been duly authorized by the Investor to acquire the Units and the Investor has all requisite authority to acquire the Units.

 If the Investor is a partnership, the undersigned represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that company and he is authorized by such company to execute this Subscription Agreement.

 Such Partner enclosed a true copy of the Partnership Agreement of said Partnership, as amended to date, together with a current and complete list of all Partners thereof.

___________________________________
Name of Partnership
(Please type or print)

By: ________________________________
Name: ______________________________
Title: _______________________________

Address:____________________________
___________________________________

Phone Number ______________________

Email: ______________________________

ACCEPTED by the Company this _____ day of ______________, 2025.

Thunder Mountain Gold, Inc.

By: __________________________

      Eric T. Jones, President

4. If the subscriber is a TRUST, complete the following:

 The undersigned, hereby represents, warrants and covenants that he or she is duly authorized by the terms of the trust instrument ("Trust Instrument") for the trust ("Trust") set forth below to acquire the Units and that the undersigned, as trustee, has all requisite authority to acquire the Units for the Trust.

 If the subscriber is a Trust, the undersigned, as trustee, executing this Subscription Agreement on behalf of the Trust, represents and warrants that each of the above representations or agreements or understandings set forth herein applies to that Trust and he is authorized by such Trust to execute this Subscription Agreement. Such trustee encloses a true copy of the Trust Instrument of said Trust, as amended to date.

___________________________________
Name of Trust

(Please type or print)

By: ________________________________
Name: ______________________________
Title: _______________________________

Address:____________________________
___________________________________

Phone Number ______________________

Email: ______________________________

ACCEPTED by the Company this _____ day of ______________, 2025.

Thunder Mountain Gold, Inc.

By: __________________________

      Eric T. Jones, President

5. If the Subscriber is domiciled outside of the United States, complete the signature pages 1 through 4 above, as applicable, and the following Regulation S Addendum:

REGULATION S ADDENDUM TO THE SUBSCRIPTION AGREEMENT

THIS ADDENDUM TO THE SUBSCRIPTION AGREEMENT (this "Addendum") made as of this               day of                                           , 2025, between Thunder Mountain Gold, Inc., a Nevada corporation (the "Company"), and                                                                                                                               (the "Subscriber").

WHEREAS, the Company is currently raising capital in the United States pursuant to the exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and the safe harbor provided by Rule 506(b) of Regulation D (the "Current Offering");

WHEREAS, the Company desires to accept the Subscriber, who is domiciled outside of the United States, and the Subscriber desires to invest upon the terms of the Current Offering and has executed the Subscription Agreement of the Current Offering;

WHEREAS, consistent with the Current Offering, the Company desires to sell to the Subscriber                                              units of the Company consisting of one (1) share of common stock and one stock purchase warrant  (the "Units"); and

WHEREAS, the offer and sale of the Units to the Subscriber is being made in reliance upon the provisions of Regulation S ("Regulation S") promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act;

NOW, THEREFORE, for and in consideration of the promises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

1. Incorporation of the Subscription Agreement.  The terms and conditions of the Subscription Agreement of even date herewith are hereby incorporated in this Addendum by reference. Undefined capitalized terms used herein shall have the meaning ascribed to them in the Subscription Agreement.

2. Representations and Warranties of the Subscriber.  The Subscriber represents and warrants to the Company that:

2.1. No Government Recommendation or Approval.  The Subscriber understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company or the offering of the Units.

2.2. Not a "U.S. Person".  The Subscriber is not a "U.S. Person" as defined in Rule 902 of Regulation S promulgated under the Securities Act, was not organized under the laws of any United States jurisdiction, and was not formed for the purpose of investing in securities not registered under the Securities Act. At the time the purchase order for this transaction was originated, the Subscriber was outside the United States.

2.3. Intent. The Subscriber is purchasing the Units solely for investment purposes, for the Subscriber's own account and not for the account or benefit of any U.S. Person, and not with a view towards the distribution or dissemination thereof, and the Subscriber has no present arrangement to sell the Units to or through any person or entity. The Subscriber understands that the Units must be held indefinitely unless such Units are resold in accordance with the provisions of Regulation S, are subsequently registered under the Securities Act, or an exemption from registration is available.

2.4. Restrictions on Transfer.  The Subscriber understands that the Units are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Units have not been registered under the Securities Act, and if in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Units, such Units may be offered, resold, pledged, or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) to a non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 of Regulation S of the Securities Act, (C) pursuant to the resale limitations set forth in Rule 905 of Regulation S, (D) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available) or (E) pursuant to any other exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state of the United States or any other jurisdiction. The Subscriber acknowledges, agrees, and covenants that it will not engage in hedging transactions with regard to the Units prior to the expiration of the distribution compliance period specified in Rule 903 of Regulation S promulgated under the Securities Act, unless in compliance with the Securities Act. The Subscriber agrees that if any transfer of its Units or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Subscriber may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption from registration, the Subscriber agrees that it will not resell the securities constituting the Subscriber's Units to U.S. Persons or within the United States.

2.5. No Advertisements.  The Subscriber is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar or meeting.

2.6. Legend.  The Subscriber acknowledges and agrees that the Units shall bear a restricted legend (the "Legend"), in the form and substance as set forth in Section 2.1 hereof, prohibiting the offer, sale, pledge, or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act.

3. Legends; Denominations

3.1. Legend.  The Company will issue the Shares and Warrants underlying the Units purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the closing. The Shares and Warrants will bear the following Legend and appropriate "stop transfer" instructions:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATION S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

3.2. Subscriber's Compliance. Nothing in this Section 2 shall affect the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Shares and Warrants underlying the Units.

3.3. Company's Refusal to Register Transfer of Units.  The Company shall refuse to transfer any of the Units and their underlying Shares and Warrants unless said transfer is made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

4. Miscellaneous

The terms and provisions of this Addendum shall be binding on the parties, their officers, agents, and employees; on any parent, subsidiary, or affiliated companies of the parties; on any authorized successors and assigns of the parties; and on any individuals who are signatory hereto, their heirs, authorized successors and assigns. The representations, warranties, covenants, and agreements of the parties hereto shall survive the Closing.  This Addendum may not be assigned without the prior written consent of the other party. Any failure to enforce any provision of this Addendum will not constitute a waiver thereof.  If any provision of this Addendum is held by the court to be void or unenforceable, such provision shall be treated as severable, and the remaining portions hereof will remain in full force and effect.  The prevailing party shall be entitled to its reasonable attorney's fees and other costs. This Addendum may be modified only by a written instrument signed by both parties. This Addendum may be executed in any number of counterparts, which execution of a copy will have the same force and effect as execution of an original and will constitute a valid signature, and all signatures together shall constitute one and the same agreement. This Addendum shall be effective with the facsimile or email signature of any of the parties set forth below and the facsimile or email signature shall be deemed as an original signature for all purposes, and the Addendum shall be deemed as an original for all purposes.

[SIGNATURE PAGE TO THE ADDENDUM FOLLOWS]

SIGNATURES TO THE REGULATION S ADDENDUM

SUBSCRIBER:

If an individual:

_____________________________________________
Name:

If an entity:

Entity Name: __________________________________

______________________________________________
By: ___________________________________________

Its: ___________________________________________

Agreed to and accepted by the Company on the ____ day of _________, 2025.

COMPANY:

Thunder Mountain Gold, Inc.

_____________________________________________

       Eric T. Jones, President, and Chief Executive Officer